1st Quarter 2016 Financial Results Presentation May 9, 2016

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws. Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes. Use of Non-GAAP Financial Measures The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income from continuing operations before income taxes, provision for income taxes, net income from continuing operations, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results for the three months ended March 31, 2016. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s financial performance.

1st Quarter Highlights 1st Quarter Highlights: Record total net revenue of $620 mil. up 7% sequentially & 11% Y/Y Record total Global Wealth Management net revenue of $380 mil. up 9% sequentially & 15% Y/Y Record total Stifel Bank & Trust net revenue of $53 mil. up 34% sequentially & 49% Y/Y Total assets on balance sheet of $14.2 bil. up 7% sequentially & 52% Y/Y Total Institutional net revenue of $241 mil., down 2% sequentially but up 1% Y/Y Total Institutional Fixed Income net revenue of $115 mil., up 32% Y/Y Non-GAAP EPS of $0.57 up 12% sequentially but down 12% Y/Y; GAAP EPS of $0.36 Repurchased 2.7 mil. shares in 1Q16. Completed acquisition of Eaton Partners. Added two new Directors to our Board Final publication of DOL Fiduciary Regulations

Revenue & Segment Results

Core Revenue Growth Total net revenue of $620 mil. up 7% sequentially and 11% Y/Y driven by: Brokerage revenue increased 8% sequentially & 14% Y/Y Asset Management revenue increased 12% sequentially & 27% Y/Y Net Interest Income increased 35% sequentially & 64% Y/Y Global Wealth Management represented 61% of net revenue vs. 59% in 4Q15 and 58% in 1Q15 Institutional net revenue of $241 mil. declined 2% sequentially but increased 1% Y/Y Core Net Revenue (mil.) Core Segment Net Revenue (mil.)

Global Wealth Management Total net revenue in the GWM segment was $380 mil., up 9% sequentially & 15% Y/Y Brokerage revenue increased 4% sequentially & 10% Y/Y Asset management revenue increased 11% sequentially & 27% Y/Y Net interest income increased 23% sequentially & 37% Y/Y 2,849 total FAs $232 bil. in client AUA Compensation ratio was 58.3% up 120 bps sequentially & 270 bps Y/Y Non-comp. ratio was 17.1% up 70 bps sequentially & 270 bps Y/Y Pre-tax margin was 25% down 190bps sequentially & 540 bps Y/Y. GWM Core Net Revenue (mil.) Core Expense Ratios & Pre-Tax Margin

Stifel Bank & Trust Total net revenue at Stifel Bank & Trust was $53.4 mil., up 34% sequentially & 49% Y/Y Total bank loans of $3.7 bil. increased 8% sequentially & 49% Y/Y Total investment securities of $4.2 bil. increased 19% sequentially & 60% Y/Y NIM of 2.48% was down 2bps sequentially & flat Y/Y Allowance for loan losses as a percentage of loans 0.94% of total loans vs. 0.90% in 4Q15 Net Revenue (mil.) Asset Growth

Institutional Group Total net revenue of $ 241 mil. was down 2% sequentially but up 1% Y/Y Investment banking revenue of $92 mil. declined 1% sequentially & 20% Y/Y Advisory revenue of $47 mil. increased 54% sequentially but declined 4% Y/Y Brokerage revenue of $146 mil. increased 14% sequentially & 19% Y/Y Compensation ratio was 62.4% up 430 bps sequentially but down 20 bps Y/Y Non-comp. ratio was 25.5% up 20 bps sequentially & 170 bps Y/Y Pre-tax margin was 12% down 450bps sequentially & 140 bps Y/Y. Net Revenue Core Expense Ratios & Pre-Tax Margin

Institutional Brokerage & Investment Banking Brokerage revenue of $146 mil. Equity brokerage revenue of $62 mil. was up 14% sequentially & 1% Y/Y Fixed income brokerage revenue of $84 mil. was up 14% sequentially and 38% Y/Y Underwriting revenue of $45 mil. declined 27% sequentially & 31% Y/Y Equity underwriting of $19 mil. declined 51% sequentially & 58% Y/Y Fixed income underwriting of $26 mil. declined 12% sequentially but increased 25% Y/Y Advisory revenue of $47 mil. increased 54% sequentially but declined 4% Y/Y Equity & Fixed Income Brokerage Net Revenue Investment Banking Net Revenue

Expense & Balance Sheet

Stifel Financial Corp. Results Three months ended March 31, 2016 _________________________________________________________ (1) (2) (2) Adjustments consist primarily of acquisition related expenses, which management believes are duplicative and will be eliminated, stock-based compensation and other expenses which in management’s view are not representative of on-going business. Results for the three months ended March 31, 2015 and December 31, 2015 are non-GAAP.

Non-GAAP Deal Integration Costs

Balance Sheet & Capital Return Net Interest Income Drivers Balance Sheet: Total assets increased to $14.2 bil. up 7% sequentially & 52% Y/Y Average interest earning assets increased to $9.7 bil. up 24% sequentially & 51% Y/Y NIM increased to 201 bps , up 5 bps sequentially & 16 bps Y/Y. Tier 1 leverage ratio was 11.6% in 1Q16 down 500 sequentially Q/Q & 590 bps Y/Y Tier 1 risk based capital ratio of 21.3% in 1Q16 was down 500 bps sequentially & 860 bps Y/Y Book value per share was $36.37 Share Repurchases Repurchased 2.7 mil. shares in 1Q16 for total consideration of $91.4 mil. 8.2 mil. shares remaining on current authorization.

Interest Rate Sensitivity Maintaining annual guidance of $66 mil. incremental pre-tax income for first 100bps Fed Funds increase. First 25 bps increase in December Generated incremental $3.7 mil. of pre-tax income in 1Q16 vs. 4Q15 in Asset Management & Service Fee revenue from the insured bank deposit program and money market fees. Generated additional pre-tax income from NII of $4.5 mil. during the quarter higher yields on certain loans and securities. Due to limited competitive pressure on deposit yields, Stifel kept more of the 25 bps increase in yields than previously estimated. Expect to realize the full benefit of the first increase in Fed Funds in 2Q16 as a large percentage of securities are based on 90 day LIBOR and didn’t reprice until the end of 1Q16.

Outlook & Key Drivers

Balance Sheet Growth

Core & GAAP EPS to Converge As Deal Charges Realized Deal related pre-tax expenses totaled $46.5 mil. and $152 mil. in 2014 and 2015, respectively. The increase in 2015 resulted in a $1.24 differential between Core EPS and GAAP EPS. $141 mil. of non-core deal related expenses forecasted for 2016 with 59% realized in 2Q16. All else equal, the differential between Core and GAAP EPS should decline significantly in 2017 vs. 2016. 2017 GAAP EPS could effectively double based on current consensus EPS estimates. * EPS estimates for 2Q16 - 4Q16 as well as 2016 and 2017 based on consensus core EPS estimates as of 5/4/2016

Q&A